COMPROMISE SETTLEMENT &
                          NOTE MODIFICIATION AGREEMENT

WHEREAS:

     In May, 1999, SPORTS GROUP INTERNATIONAL, INC. ("SPGK") purchased SELMAN SYSTEMS, INC. ("SELMAN") from ZIAD S. DALAL ("DALAL"); and

WHEREAS:

     Selman  had  purchased  in  escrow  Fru-Cor,   Inc.,  a  Texas  corporation
("FRU-COR"), simultaneously with SPGK's purchase of Selman; and

WHEREAS:

     Part of the purchase price paid by SPGK to Dalal for Selman was a three hundred thousand dollar ($300,000.00) Promissory Note ("Dalal Note") dated May 21, 1999, payable from Selman to Dalal; and

WHEREAS:

     The parties (SPGK, Selman and Dalal), executed other documents on or about May 21/22, 1999, including but not limited to a Guaranty Agreement, Pledge and Security Agreement, Share Purchase Agreement, Closing Agreement and Consulting Agreement; and

WHEREAS:

     Dalal contends that SPGK defaulted under the above referenced agreements which gave him the right to accelerate the Dalal Note and receive default interest and legal fees; and

WHEREAS:

     Dalal filed suit against SPGK and Selman in cause no. DV99-6045-L, pending in the 193rd District Court of Dallas County, Texas; and

WHEREAS:

     Without admitting any wrongdoing, all parties wish to buy peace and to avoid the expense of further litigation and wish to enter into this Compromise Settlement and Note Modification Agreement ("Settlement Agreement"):

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 1

NOW, THEREFORE,

     The parties agree as follows:

1. SPGK will pay the following sums to Dalal by the following dates in full and final payment of all sums due under the May 22, 1999 Consulting
     Agreement:

     a.   February 1, 2000 - $10,000.00

     b.   March 1, 2000 - $10,000.00

2. SPGK shall pay Dalal, no later than December 31, 1999, the sum of eleven thousand two hundred fifty dollars ($11,250.00) in payment of interest payments previously due between September 1, 1999 and January 1, 2000 under the Dalal Note. Dalal acknowledges receipt of this sum.

3.   SPGK shall pay Dalal's legal fees as follows:

     a.   $6,000.00 on February 1, 2000

     b.   $8,105.66 on March 1, 2000

4. Paragraph 2 of the May 21, 1999 Dalal Note is hereby modified to read as follows:

     PARAGRAPH 2. PAYMENT. Principal of and interest on this Note shall be payable as follows:

     a. Beginning on February 1, 2000, and continuing on the first day of each month for thirty-six (36) months thereafter prior to the maturity hereof (whether such maturity arises pursuant to passage of time, acceleration of the indebtedness evidenced hereby or otherwise), monthly installments of principal and/or interest in the amount of nine thousand five hundred forty dollars ($9,540.00) shall be due and payable.

     b. All accrued unpaid interest and principal hereunder shall be finally due and payable on January 1, 2003, if such amounts have not previously matured due to acceleration for default, or been paid under the provisions for permitted prepayments, as hereinafter set forth, or otherwise.

     If any scheduled payment date is not a business day, Maker shall make any payment required to be made on such day on or before the immediately preceding business day.

5. The following is added to Paragraph 4 of the May 21, 1999 Dalal Note as an Event of Default:

     d. Selman defaults on the one million two hundred thousand dollar ($1,200,000.00) Note dated July 7, 1999 from Selman Systems, Inc. to

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 2

          Kenneth L. Musgrave, Ltd., a Texas limited partnership, Tony Conder and Larry Pearce, as it may be modified from time-to-time (the "Musgrave Note"), and such default is not timely cured, or the Musgrave Note becomes due in full (by its terms and without regard to defenses and counterclaims outside the face of the Note), and is unpaid prior to the Dalal Note being paid off.

6. Paragraph 7 of the May 21, 1999 Guaranty Agreement by SPGK in favor of Dalal now reads as follows:

          PARAGRAPH 7. FINANCIAL STATEMENT AND OTHER MATERIALS. The Guarantor warrants and represents to Dalal that all financial statements previously delivered by Guarantor to Dalal are true and correct and that there are no material adverse changes as of the date hereof, after giving effect to the execution of the Guaranty. So long as any of the Indebtedness remains outstanding, Guarantor shall provide Dalal within fifty (50) days following the end of each of the first three fiscal quarters of each fiscal year, with a copy of Guarantor's 10Q; and within one hundred five days (105) following the end of each fiscal year, with a copy of Guarantor's 10K. Provided however, that because Guarantor will not be filing a 10K in calendar 2000, Guarantor will furnish Dalal its audited financials by April 15, 2000, and will timely furnish a 10K in subsequent years.

7. Section 6(c) of the May 21, 1999 Pledge and Security Agreement by SPGK in favor of Dalal shall now read as follows:

          FINANCIAL STATEMENTS: BOOKS AND RECORDS. So long as any of the Indebtedness remains outstanding, Pledgor shall provide Pledgee, within forty-five (45) days following the end of each calendar quarter, internally prepared financial statements of Selman evidencing compliance with the net worth covenant in Section 6(c), as produced by Selman within its current practices and certified by the Chief Financial Officer of Selman to fairly present the financial condition of Selman as of the end of such quarter. The quarterly financial statements of Selman that have been and will be provided to Pledgee were and will be prepared in accordance with generally accepted accounting principles applied on a consistent basis. Pledgor shall keep accurate and complete books and records of Selman's business, financial condition, and the Pledged Collateral in accordance with generally accepted accounting principles consistently applied ("GAAP") and shall mark its books and records to reflect the security interest granted to Pledgee pursuant to this Settlement Agreement.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 3

8. SPGK hereby warrants and represents that it no longer prepares monthly financial statements for Selman, as a whole, on a consolidated basis.
     Section 2 of the May 21, 1999 Pledge and Security Agreement between SPGK and Dalal is hereby modified to read as follows:

     SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for all of the Indebtedness (as defined in Section 3 hereof), Pledgor hereby pledges and assigns to Pledgee and grants to Pledgee for his benefit a continuing security interest in all of Pledgor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively the "Pledged Collateral")":

     a. PLEDGED SECURITIES. All of the securities of Selman, whether such securities are now owned or hereafter acquired by Pledgor (the "Pledged Securities"), the certificates representing the Pledged Securities, all option and other rights, contractual or otherwise, with respect thereto and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities. SPGK and Selman acknowledge that no further shares of stock in Selman shall be issued until the Dalal Note is fully paid.

     b. PROCEEDS. All proceeds of the Pledged Securities, whether now owned or hereafter acquired by Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     c.   FRULLATI'S ROYALTIES.

          All of Frullati Franchise Systems, Inc.'s respective right, title and interest in the royalties of Frullati Franchise Systems, Inc.'s franchised locations. Pledgor will cause Selman and Frullati Franchise Systems, Inc. to execute financing statements to perfect the security interest in the pledge of royalties. A list of such locations will be provided by February 15, 2000, including contact names and addresses. Pledgor agrees to update this list quarterly and to provide such a list 45 days after the end of each calendar quarter along with Selman's financial statement pursuant to Section 7. Provided however, that the first update is not due until August 15, 2000. Dalal agrees not to contact any franchisee on this list unless there is a Default under this Settlement Agreement which Default has not been cured within the applicable period.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 4

          SPGK represents and warrants that Frullati Franchise Systems, Inc.'s royalties have not been pledged or otherwise encumbered since May 21, 1999, and that it will not pledge or otherwise encumber the royalties except, if necessary, as additional security under the Musgrave Note. Dalal agrees that, if and only if so requested by SPGK, and if necessary to achieve an extension of the Musgrave Note, that he will execute all necessary documents, including but not limited to financing statements, subordination agreements in the form attached hereto as exhibit "K", and any other documentation necessary, to subordinate up to 50% of this security interest to the holders of the Musgrave Note. In that case, any extensions of the Musgrave Note and modifications of their Pledge and Security Agreement shall have language identical to this paragraph regarding the subordination. If there is a default under this Settlement Agreement, which default is not cured within the applicable cure period, Dalal may send letters to the franchisees instructing the franchisees to send their monthly royalty payments to escrow holder Arizona Escrow Financial Corporation ("Arizona Escrow) 3700 N. 24th Street, Suite 130, Phoenix, Arizona 85016, or such other certified escrow agent as Dalal may choose. Arizona Escrow, or such other escrow agent, if applicable, shall each month then remit 100% of those escrowed royalties to Dalal unless the Musgrave Note is also in default and Dalal has subordinated a portion of his security interest in Frullati Franchise System, Inc.'s royalties to the holders of the Musgrave Note, in which case Arizona Escrow shall forward the Musgrave Note Holder the Royalties in the percentage of the Security Interest subordinated by Dalal and shall forward the remainder of the royalties to Dalal. Such royalty payments to Dalal shall be credited as a payment on the Dalal Note.

     The Pledgee acknowledges and agrees that the Pledged Collateral does not include Selman's corporate stores, inventory, equipment, accounts receivable, instruments, chattel paper, goods and other similar assets of Selman. Pledgor acknowledges and agrees that the foregoing sentence in no way impairs its obligation under Section 6(n) of this Settlement Agreement. Pledgee also acknowledges that Pledgor has entered into a Pledge and Security Agreement dated of even date herewith in favor of Kenneth L. Musgrave, Ltd., et al. (the "Musgrave Pledge Agreement") and consents to Pledgor's execution and delivery of the Musgrave Pledge Agreement.

     9. To secure payments due and owing under the Dalal Note, as modified under this Settlement Agreement, and the obligations under this Settlement Agreement, Frullati Franchise Systems, Inc., and Selman Systems, Inc. hereby pledge their right, title and interest in the royalties of Frullati Franchise Systems, Inc.'s franchise locations to Ziad S. Dalal. Frullati Franchise Systems, Inc. and Selman Systems, Inc. will execute financing statements to perfect this security

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 5
          interest in the pledge of royalties. Frullati Franchise Systems, Inc. represents and warrants that these royalties have not been pledged or otherwise encumbered since May 21, 1999, and that it will not pledge or otherwise encumber the royalties except, if necessary, as additional security under the Musgrave Note. Dalal agrees that, if and only if so requested by SPGK, and if necessary to achieve an extension of the Musgrave Note, that he will execute all necessary documents, including but not limited to financing statements, subordination agreements in the form attached hereto as exhibit "K", and any other documentation necessary, to subordinate up to 50% of this security interest to the holders of the Musgrave Note. In that case, any extensions of the Musgrave Note and modifications of their Pledge and Security Agreement shall have language identical to this paragraph regarding the subordination. If there is a default under this Settlement Agreement, which default is not cured within the applicable cure period, Dalal may send letters to the franchisees instructing the franchisees to send their monthly royalty payments to escrow holder Arizona Escrow Financial Corporation ("Arizona Escrow) 3700 N. 24th Street, Suite 130, Phoenix, Arizona 85016, or such other certified escrow agent, as Dalal may choose. Arizona Escrow, or such other certified escrow agent if applicable, shall each month then remit 100% of those escrowed royalties to Dalal, unless the Musgrave Note is also in default and Dalal has subordinated a portion of his security interest in Frullati Franchise Systems, Inc.'s royalties to the holders of the Musgrave Note, in which case Arizona Escrow shall forward the Musgrave Note Holders royalties in the percentage of the Security Interest subordinated by Dalal and shall forward the remainder of the royalties to Dalal. Such royalty payments to Dalal shall be credited as a payment on the Dalal Note.

10. An addition to Paragraph 5 of the May 21, 1999, Pledge and Security Agreement between SPGK and Dalal is hereby made as follows:

     h. DALAL TO RECEIVE NOTICES. Within two (2) business days of receipt, Pledgor shall forward Pledgee copies of any written notice either given by Pledgor or received by Pledgor pursuant to the Musgrave Note referenced above in Paragraph 5 of this Settlement Agreement or the Pledge and Security Agreement entered into as of July 7, 1999 between SPGK and Kenneth Musgrave, Ltd., Tony Conder, and Larry Pearce in which Kenneth L. Musgrave, Ltd., Tony Conder, and Larry Pearce receive a security interest in all of the securities of Selman.

     SPGK hereby covenants, as part of the consideration for this Settlement Agreement, that Selman Systems, Inc. will not sell Frullati Franchise Systems, Inc. until the Dalal Note is fully paid. SPGK covenants that all of its existing and future Frullati Cafe and Bakery franchised stores, or any franchised store with the name Frullati or any derivative thereof, will be franchised through Frullati Franchise Systems, Inc.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 6

11. Dalal agrees to cooperate with SPGK with respect to any landlord or franchisee problems SPGK or Selman may have and will appear for deposition in any Frullati litigation, as identified in Paragraph 3.1b of the Share Purchase Agreement, as long as SPGK prepays his reasonable travel, from wherever located at the time, and out-of-pocket expenses, and as long as Dalal is provided with reasonable notice and all reasonable efforts are made to accommodate Dalal's schedule. It is the parties' intention to clarify Dalal's duties under Paragraph 3.1(b) of the Share Purchase Agreement and not to expand them.

12. Dalal's assertion of his voting rights in Selman Systems, Inc.'s stock by letter from Kyle Johnson, dated November 12, 1999, attached as Exhibit "A" hereto is rescinded. The purported unanimous consent of shareholders executed by Dalal on November 20, 1999 attached as Exhibit "B" hereto is agreed to be null and void.

13. Upon receipt of the payments in Paragraph 1 of this Settlement Agreement, the May 22, 1999 Consulting Agreement attached hereto as Exhibit "C", is agreed to have been paid in full and of no further force and effect, and the May 22, 1999 Closing Agreement attached as Exhibit "D" hereto is null and void.

14. The parties agree, upon execution of this Settlement Agreement, that there are no defaults under the Dalal Note, Guaranty Agreement, Share Purchase Agreement or any of the other Agreements entered into between them as of this date. The parties agree that the Dalal Note is decelerated, current, and reinstated with the new payment schedule contained in Paragraph 4 of this Settlement Agreement.

15. Ziad S. Dalal, in consideration of the sums paid and the promises under this Settlement Agreement paid to him, hereby releases and discharges SPGK and Selman and their agents, employees, sub-agents, heirs, executors, administrators, parents, subsidiaries, successors, related entities and assigns from all actions, causes of action, claims or sums of money owed or which may be owed, for anything whatsoever relating to the above-referenced incidents, any prior defaults under any of the documents between the parties prior to this date, including but not limited to the Dalal Note, Consulting Agreement, Pledge and Security Agreement, Closing Agreement, the Guaranty Agreement and the Share Purchase Agreement, and anything alleged or that could have been alleged in Plaintiff's First Amended Original Petition in the above referenced lawsuit and any other claim whatsoever he may presently have against any of the above-referenced entities from the beginning of the world to the day of the date of this Settlement Agreement. This includes all state, federal, statutory, contractual, tort, extra contractual, actual damage, punitive damage, consequential damage, statutory damage and any other type of claim. Dalal specifically does not release any claims arising from breach of this Settlement Agreement, or any claims under the existing Agreements, as modified herein, which are unknown as of this date except that any claims under the Share Purchase Agreement which accrued prior to the date of this Settlement Agreement are released, whether currently known or unknown.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 7

16. SPGK and Selman, in consideration of the promises contained herein hereby release and discharge Dalal and his agents, employees, sub-agents, heirs, executors, administrators, parents, subsidiaries, successors, related entities and assigns from all actions, causes of action, claims or sums of money owed or which may be owed, for anything whatsoever relating to the above-referenced alleged incidents, the alleged misrepresentations, or omissions of material fact contained in the representations or warranties in the Share Purchase Agreement, anything alleged or that could have been alleged in the above-referenced lawsuit, and any other claim whatsoever they presently may have against Dalal from the beginning of the world to the day of the date of this Settlement Agreement. This includes all state, federal, statutory, contractual, tort, extra contractual, actual damage, punitive damage, consequential damage, statutory damage and any other type of claim. SPGK and Selman specifically do not release any claims arising from breach of this Settlement Agreement, or any claims under the existing Agreements, as modified herein, which are unknown as of this date, except that any claims under the Share Purchase Agreement which accrued prior to the date of this Settlement Agreement are released, whether currently known or unknown.

17. As further consideration for this Settlement Agreement, Dalal agrees that the terms of this Settlement Agreement shall be confidential and that he shall not disclose them to any party other than the parties to this Settlement Agreement or their officers, agents or employees, unless required by court order or otherwise required by law, except that the below referenced Agreed Judgment can be filed if such circumstances arise.

18. In the event of any default on any monetary or non-monetary obligation contained herein (other than under the Note, as modified, which should be governed by its own terms), failure to cure such default within five (5) business days from receipt of written notification of a default shall constitute an Event of Default. However, a third default of any monetary or non-monetary obligations within any calendar year, shall constitute an Event of Default, without the benefit of notice and right to cure.

19. A. To further secure payment of the sums hereunder, the parties will execute an Agreed Judgment for three hundred thirty nine thousand one hundred five dollars and sixty-six cents ($339,105.66) in the form of Exhibit "E" attached hereto, and an Agreed Order of Dismissal in the form of Exhibit "F" attached hereto, both to be held in trust by Dalal's attorney, Kyle Johnson. If and when the Dalal Note is paid off, Johnson will forward the Agreed Order of Dismissal to the Court for entry in addition to performing everything required when a note is paid off. If the Note goes into default , which default is not cured within the applicable cure period, or if there is an Event of Default under the terms of this Settlement Agreement or under the Pledge and Security Agreement, which default is not cured within the applicable period, the parties agree that Dalal may submit the Agreed Judgment to the Court for entry. If the Agreed Judgment is submitted, the parties agree that SPGK and Selman shall receive credit for all payments made under the terms of this Settlement Agreement as a credit on the judgment.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 8

B. If the Court will no longer carry the case on its docket for whatever the reason, and the Dalal Note is not yet in default, the parties will agree to the entry of an Agreed Order of Dismissal Without Prejudice in the form of Exhibit "G" attached hereto. If subsequently, there is a default under the Dalal Note, or under the terms of the Settlement Agreement, which default is not cured within the applicable cure period, the parties agree that Dalal may file in State District Court in Dallas, Texas, the original petition attached hereto as Exhibit "H", the Original Answer attached hereto as Exhibit "I", and the Agreed Judgment attached hereto as Exhibit "J" and affix the new cause number to these documents at the time of filing. Once again, in that situation, SPGK and Selman shall be entitled to a credit on the Agreed Judgment for all payments made under the terms of this Settlement Agreement as a credit on the Judgment.

20. Except as referenced in paragraph 3, Each party shall pay its own court costs and attorneys fees, in connection with this litigation.

21. The parties have each reviewed this Settlement Agreement with their respective counsel. Consequently, the normal rule of construction to the effect that an Agreement is to be strictly construed against the drafter should not apply to this Settlement Agreement.

22. This Settlement Agreement constitutes the complete expression of the terms of settlement, and all prior and contemporaneous agreements, representations and negotiations, whether oral or written, are superseded. No representations, understanding or agreements have been made or relied upon in the making of this Settlement Agreement, other than those specifically set forth herein.

23. Any alterations, modifications, amendments, variations, or additions to this Settlement Agreement shall only be valid if in writing and executed by all parties.

24. This Settlement Agreement shall be governed by the laws of the State of Texas. Venue for any dispute relating to this Settlement Agreement or the underlying documents shall be in Dallas County, Texas.

25. In executing this Settlement Agreement on behalf of the parties, the undersigned representatives of the parties respectively represent that each has the authority to execute this Settlement Agreement and bind the party for whom each to the terms of this Settlement Agreement.

26. This Settlement Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature shall be valid with the original signature to be forwarded shortly thereafter.

27. If the Musgrave Note and related documents are modified, Dalal is to be listed as a person who receives all Notices pursuant to any such Modification Agreement.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                       PAGE 9

28. Any term not defined in this Settlement Agreement shall be defined as used in the document in whereby it is originally defined.

29. Notices. All notices, requests, demand, and other communications under this Settlement Agreement shall be in writing and shall be deemed to have been duly give on the date of service, if served personally or by facsimile, on the party to whom notice is to be given or on the third day after mailing, if mailed, to the party to whom notice is to be given by first class, registered or certified mail, postage prepaid, and properly addressed as follows:


         To SPGK and/or Selman:         Mr. Kevin Blackwell
                                        7730 East Greenway Road, Suite 203
                                        Scottsdale, AZ  85260
                                        Phone: (602) 443-0200
                                        Facsimile: (602) 443-1972

         with a copy to:                Leonard A. Epstein
                                        Newman, Davenport & Epstein
                                        2323 Bryan Street, Suite 2050
                                        Dallas, Texas 75201
                                        Phone: (214) 754-0025
                                        Facsimile: (214) 754-0936

         To Dalal, both at:             Ziad S. Dalal
                                        P.O. Box 802624
                                        Dallas, Texas 75380
                                        Phone: (214) 850-4491
                                        Facsimile: (435) 807-3169

                                        and

                                        Ziad S. Dalal
                                        P.O. Box 113-6188
                                        Beirut, Lebanon
                                        Phone: 011-961-3-790117
                                        Facsimile: 011- 961-1-373738

         with a copy to:                Kyle Johnson
                                        David, Goodman & Madole,
                                        A Professional Corporation
                                        Two Lincoln Centre
                                        5420 LBJ Freeway, Suite 1200
                                        Dallas, Texas 75240
                                        Phone:  (972) 991-0889
                                        Facsimile:  (972) 404-0516

     Any party that changes its address or facsimile number shall give notice of that change to all other parties.

30. In witness whereof, each of the parties hereto has caused this Settlement Agreement to be executed and delivered by its duly authorized officer, as of the date first set forth above.

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                      PAGE 10

                                        /s/ Ziad S. Dalal
                                        ----------------------------------------
                                        Ziad S. Dalal

STATE OF TEXAS      }
                    }
COUNTY OF DALLAS    }

     BEFORE ME, the undersigned, a notary public in and for said county and state, on this day personally appeared Ziad S. Dalal, known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed; that he executed the same as his free and voluntary act and deed after having it fully explained to him, and having read it fully, and after realizing the effect thereof to be full and final release and discharge of Sports Group International, Inc. and Selman Systems, Inc., a corporation and their agents, employees, sub-agents, heirs, executors, administrators, parents, subsidiaries, related entities, successors and assigns, for any matter or thing dealt with in the foregoing instrument; and that the same was executed by him without any threat, force, fraud, duress, or representation of any kind by any person whomsoever; and that the said Ziad S. Dalal at the time of the execution, was completely sober, sane and capable of understanding the character of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.


     GIVEN UNDER MY HAND AND OFFICIAL SEAL THIS 1st day of February, 2000.

                                        /s/ Kelly Clark
                                        ----------------------------------------
                                        Notary Public, State of Texas

My commission expires:

January 14, 2002
----------------------

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                      PAGE 11
12

                                        SPORTS GROUP INTERNATIONAL, INC.

                                        By: /s/ Kevin A. Blackwell
                                            ------------------------------------
                                            Kevin Blackwell,
                                            authorized representative


STATE OF ARIZONA         }
                         }
COUNTY OF MARICOPA       }

     BEFORE ME, the undersigned, a notary public in and for said county and state, on this day personally appeared Kevin Blackwell authorized representative of Sports Group International, Inc., known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed; that he executed the same as his free and voluntary act and deed after having it fully explained to him, and having read it fully, and after realizing the effect thereof to be full and final release and discharge of Ziad S. Dalal, and his agents, employees, sub-agents, heirs, executors, administrators, parents, subsidiaries, related entities, successors and assigns, for any matter or thing dealt with in the foregoing instrument; and that the same was executed by his without any threat, force, fraud, duress, or representation of any kind by any person whomsoever; and that the said Ziad S. Dalal at the time of the execution, was completely sober, sane and capable of understanding the character of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.


     GIVEN UNDER MY HAND AND OFFICIAL SEAL THIS 1st day of February, 2000.

                                        /s/ Dianne Martin
                                        ----------------------------------------
                                        Notary Public, State of Arizona

My commission expires:

October 14, 2002
----------------------

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                      PAGE 12

                                        SELMAN SYSTEMS, INC.

                                        By: /s/ Jerry Conklin
                                            ------------------------------------
                                            Jerry Conklin, its President

STATE OF ARIZONA         }
                         }
COUNTY OF MARICOPA       }

     BEFORE ME, the undersigned, a notary public in and for said county and state, on this day personally appeared Jerry Conklin, President of Selman
Systems, Inc., known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed; that he executed the same as his free and voluntary act and deed after having it fully explained to him, and having read it fully, and after realizing the effect thereof to be full and final release and discharge of Ziad S. Dalal, and his agents, employees, sub-agents, heirs, executors, administrators, parents, subsidiaries, related entities, successors and assigns, for any matter or thing dealt with in the foregoing instrument; and that the same was executed by his without any threat, force, fraud, duress, or representation of any kind by any person whomsoever; and that the said Ziad S. Dalal at the time of the execution, was completely sober, sane and capable of understanding the character of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.


     GIVEN UNDER MY HAND AND OFFICIAL SEAL THIS 1st day of February, 2000.



                                        /s/ Dianne Martin
                                        ----------------------------------------
                                        Notary Public, State of Arizona

My commission expires:

October 14, 2002
----------------------

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                      PAGE 13

                                        FRULLATI FRANCHISE SYSTEMS, INC.

                                        By: /s/ Jerry Conklin
                                            ------------------------------------
                                            Jerry Conklin, President
STATE OF ARIZONA         }
                         )
COUNTY OF MARICOPA       )

     BEFORE ME, the undersigned, a notary public in and for said county and state, on this day personally appeared Jerry Conklin, President of Frullati Franchise Systems, Inc., known to me to be the person who executed the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed; that he executed the same as his free and voluntary act and deed after having it fully explained to him, and having read it fully, and that the same was executed by his without any threat, force, fraud, duress, or representation of any kind by any person whomsoever; and that the said Jerry Conklin at the time of the execution, was completely sober, sane and capable of understanding the character of his acts and deeds and was in complete charge of all of his faculties and capable of executing this instrument and of understanding the significance of his acts.


     GIVEN UNDER MY HAND AND OFFICIAL SEAL THIS 1st day of February, 2000.


                                        /s/ Dianne Martin
                                        ----------------------------------------
                                        Notary Public, State of Arizona

My commission expires:

October 14, 2002
----------------------

COMPROMISE SETTLEMENT & NOTE MODIFICATION AGREEMENT                      PAGE 14